UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
Navient Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of filing fee (check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐           Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

NAVIENT CORPORATION

2025 Annual Meeting

Vote by June 04, 2025 11:59 PM ET. For shares held in a Plan, vote by June 02, 2025 11:59 PM ET.

NAVIENT CORPORATION
13865 SUNRISE VALLEY DRIVE
HERNDON, VA 20171
ATTN: OFFICE OF CORPORATE SECRETARY

You invested in NAVIENT CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 05, 2025.**

Get informed before you vote

View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 05, 2025
8:00 AM EST

Virtual
www.virtualshareholdermeeting.com/NAVI2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Elect the 7 nominees named in the proxy statement to serve as directors for one-year terms or until their successors have been duly elected and qualified **Nominees:**	
1A	Frederick Arnold	For
1B	Edward J. Bramson	For
1C	Anna Escobedo Cabral	For
1D	Larry A. Klane	For
1E	Michael A. Lawson	For
1F	Jane J. Thompson	For
1G	David L. Yowan	For
2	Ratify the appointment of KPMG LLP as Navient independent registered public accounting firm for 2025	For
3	Approve, in a non-binding advisory vote, the compensation paid to Navient-named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".